Exhibit 99.2

MERISTAR HOSPITALITY CORPORATION

SUPPLEMENTAL

EARNINGS RELEASE

FINANCIAL INFORMATION

Fourth Quarter and Full Year 2004

This supplemental earnings release financial information should be used in conjunction with the fourth quarter 2004 earnings release issued February 16, 2005,

which can be found on the Company’s website at www.meristar.com.

MeriStar Hospitality Corporation

December 31, 2004

INDEX

Page Number
Consolidated Statements of Operations
Quarter Ended and Year Ended December 31, 2004 and 2003	3

Reconciliation of Net Loss to Funds From Operations
Quarter Ended and Year Ended December 31, 2004 and 2003	4

Reconciliation of Net Loss to EBITDA
Quarter Ended and Year Ended December 31, 2004 and 2003	5

Hotel Operational Data
Schedule of Comparable Hotel Results
Quarter Ended and Year Ended December 31, 2004 and 2003	6

Consolidated Balance Sheets
December 31, 2004 and December 31, 2003	8

Portfolio Data
Portfolio Distribution at December 31, 2004
By Market, Region, Brand and Location	9

Detailed Operating Statistics
By Market, Region and Location	10

Capital Structure
Total Enterprise Value and Total Debt	12

Acquisitions and Dispositions
For the period from December 31, 2003 through December 31, 2004	13

Forecasted Reconciliation of Net Loss to Funds From Operations
Three Months Ending March 31, 2005 and Year Ending December 31, 2005	14

Forecasted Reconciliation of Net Loss to EBITDA
Three Months Ending March 31, 2005 and Year Ending December 31, 2005	15

Hotel Portfolio Listing	16

Notes to Financial Information	18

MeriStar Hospitality Corporation

December 31, 2004

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Revenue:
Hotel operations:
Rooms	$111,279	$110,563	$507,897	$488,883
Food and beverage	58,817	53,266	212,132	200,795
Other hotel operations	9,981	14,377	54,111	61,657
Office rental, parking and other revenue	966	2,427	5,032	6,276

Total revenue	181,043	180,633	779,172	757,611

Hotel operating expenses:
Rooms	29,697	30,111	129,007	123,479
Food and beverage	39,376	37,931	153,150	145,691
Other hotel operating expenses	6,545	8,725	34,480	36,429
Office rental, parking and other expenses	457	637	2,395	2,798
Other operating expenses:
General and administrative, hotel	29,805	30,320	123,530	120,002
General and administrative, corporate	4,548	3,191	14,215	11,913
Property operating costs	27,033	27,298	117,077	113,995
Depreciation and amortization	23,794	24,704	99,431	96,196
Property taxes, insurance and other	12,125	13,079	56,965	61,237
Loss on asset impairments	2,315	630	4,974	27,334

Operating expenses	175,695	176,626	735,224	739,074

Equity in income of and interest earned from unconsolidated affiliates, net of impairment charge in 2003	8,347	(24,048)	13,147	(17,631)

Operating income (loss)	13,695	(20,041)	57,095	906

Minority interest	488	1,941	2,880	17,877
Interest expense, net	(31,341)	(35,715)	(126,927)	(140,623)
(Loss) gain on early extinguishments of debt	(64)	(489)	(7,967)	4,085

Loss before income taxes and discontinued operations	(17,222)	(54,304)	(74,919)	(117,755)

Income tax benefit	243	3,582	1,024	4,090

Loss from continuing operations	(16,979)	(50,722)	(73,895)	(113,665)

Discontinued operations:
Loss from discontinued operations before income tax benefit	(758)	(11,382)	(22,587)	(275,313)
Income tax benefit	9	40	183	114

Loss from discontinued operations	(749)	(11,342)	(22,404)	(275,199)

Net loss	$(17,728)	$(62,064)	$(96,299)	$(388,864)

Basic loss per share:
Loss from continuing operations	$(0.19)	$(0.79)	$(0.91)	$(2.24)
Loss from discontinued operations	(0.01)	(0.18)	(0.27)	(5.42)

Net loss per basic share	$(0.20)	$(0.97)	$(1.18)	$(7.66)

Diluted loss per share:
Loss from continuing operations	$(0.19)	$(0.80)	$(0.92)	$(2.47)
Loss from discontinued operations	(0.01)	(0.17)	(0.27)	(5.15)

Net loss per diluted share	$(0.20)	$(0.97)	$(1.19)	$(7.62)

MeriStar Hospitality Corporation

December 31, 2004

RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (a)

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Funds From Operations:

Net Loss (b)	$(17,728)	$(62,064)	$(96,299)	$(388,864)
Depreciation and amortization of real estate assets	22,841	25,002	95,575	105,902
Loss (gain) on disposal of assets	303	(416)	14,065	2,356
Minority interest to common OP unit holders	(474)	(2,083)	(2,943)	(17,177)

Funds from operations	$4,942	$(39,561)	$10,398	$(297,783)

Weighted average number of shares of common stock outstanding	89,735	66,946	83,978	53,630

Funds from operations per diluted share	$.06	$(.59)	$.12	$(5.55)

Funds From Operations, as adjusted:

Funds from operations	$4,942	$(39,561)	$10,398	$(297,783)
Loss on asset impairments	2,315	34,360	12,337	320,037
Loss (gain) on early extinguishments of debt	64	489	7,967	(4,085)
Write off of deferred financing fees	(15)	1,510	1,705	3,270
Minority interest to common OP unit holders	—	(26)	—	(1,265)

Funds from operations, as adjusted	$7,306	$(3,228)	$32,407	$20,174

Weighted average number of shares of common stock and common stock equivalents outstanding	89,735	63,893	83,978	53,917

Funds from operations per diluted share, as adjusted	$.08	$(.05)	$.39	$.37

(a)	See the notes to the financial information for discussion of non-GAAP measures.
(b)	Net loss for the year ended December 31, 2004 includes an adjustment of $4.0 million related to a change in accounting treatment for an equity compensation plan. See “Equity Compensation Adjustment” in the notes to the financial information.

MeriStar Hospitality Corporation

December 31, 2004

RECONCILIATION OF NET LOSS TO EBITDA (a)

(In thousands)

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
EBITDA and Adjusted EBITDA:

Loss from continuing operations	$(16,979)	$(50,722)	$(73,895)	$(113,665)
Loss from discontinued operations	(749)	(11,342)	(22,404)	(275,199)

Net Loss (b)	$(17,728)	$(62,064)	$(96,299)	$(388,864)

Loss from continuing operations	$(16,979)	$(50,722)	$(73,895)	$(113,665)
Interest expense, net	31,341	35,715	126,927	140,623
Income tax benefit	(243)	(3,582)	(1,024)	(4,090)
Depreciation and amortization (c)	23,794	24,704	99,431	96,196

EBITDA from continuing operations	37,913	6,115	151,439	119,064

Loss on asset impairments	2,315	630	4,974	27,334
Impairment of investment in affiliate	—	25,000	—	25,000
Minority interest	(488)	(1,941)	(2,880)	(17,877)
Loss (gain) on early extinguishments of debt	64	489	7,967	(4,085)
Equity investment adjustments:
Equity in income of affiliates	(237)	—	(237)	—
Distributions accrued from equity investments	1,041	—	1,041	—

Adjusted EBITDA from continuing operations	$40,608	$30,293	$162,304	$149,436

Loss from discontinued operations	$(749)	$(11,342)	$(22,404)	$(275,199)
Interest expense, net	—	39	(478)	1,148
Income tax benefit	(9)	(40)	(183)	(114)
Depreciation and amortization	398	3,124	3,328	18,384

EBITDA from discontinued operations	(360)	(8,219)	(19,737)	(255,781)

Loss on asset impairments	—	8,730	7,363	267,703
Loss (gain) on disposal of assets	303	(416)	14,065	2,356

Adjusted EBITDA from discontinued operations	$(57)	$95	$1,691	$14,278

Adjusted EBITDA, total operations	$40,551	$30,388	$163,995	$163,714

(a)	See the notes to the financial information for discussion of non-GAAP measures.
(b)	Net loss for the year ended December 31, 2004 includes an adjustment of $4.0 million related to a change in accounting treatment for an equity compensation plan. See “Equity Compensation Adjustment” in the notes to the financial information.
(c)	Depreciation and amortization includes the write-off of deferred financing costs totaling $(0.02) million and $1.5 million for the quarter ended December 31, 2004 and 2003, respectively, and $1.7 million and $3.3 million for the year ended December 31, 2004 and 2003, respectively, related to our early extinguishments of debt during these periods.

MeriStar Hospitality Corporation

December 31, 2004

HOTEL OPERATIONAL DATA

SCHEDULE OF COMPARABLE HOTEL RESULTS (a)

(In thousands, except per share amounts)

	Quarter Ended December 31,			Year Ended December 31,
	2004	2003		2004	2003
Number of hotels	60	60		60	60
Number of rooms	16,962	16,962		16,962	16,962
Operating profit margin under GAAP (b)	7.6%	(11.1	) %	7.3%	0.1%
Comparable hotel operating margin (c)	19.4%	18.5%		20.2%	20.7%

Comparable hotel revenues:
Rooms	$98,528	$95,261		$421,946	$406,195
Food and beverage	49,208	46,505		176,849	172,376
Other hotel operations	7,497	7,905		31,882	32,580

Comparable hotel revenues (d)	155,233	149,671		630,677	611,151

Comparable hotel expenses:
Room	26,699	25,994		110,096	104,639
Food and beverage	33,520	32,923		128,164	124,657
Other	5,513	5,452		22,559	21,380
General and administrative, hotel	26,102	25,233		105,772	100,307
Property operating costs	24,654	23,560		101,901	97,640
Property taxes, insurance and other	8,569	8,857		34,834	35,776

Comparable hotel expenses (e)	125,057	122,019		503,326	484,399

Comparable Hotel Operating Income (f)	30,176	27,652		127,351	126,752

(a)	See the notes to the financial information for discussion of non-GAAP measures, and comparable hotel results and statistics.
(b)	Operating profit margin under GAAP is calculated as the operating income (loss) divided by the total revenues per the consolidated statements of operations.

(c)	Comparable hotel adjusted operating profit margin is calculated as the comparable hotel adjusted operating income divided by the comparable hotel revenues per the schedule above.

MeriStar Hospitality Corporation

December 31, 2004

(d) The reconciliation of total revenues per the consolidated statements of operations to the comparable hotel revenues is as follows (in millions):

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Revenues per the consolidated statements of operations	$181.0	$180.6	$779.2	$757.6
Non-comparable hotel revenues	(24.8)	(28.5)	(143.5)	(140.1)
Office rental, parking and other revenue	(1.0)	(2.4)	(5.0)	(6.3)

Comparable hotel revenues	$155.2	$149.7	$630.7	$611.2

(e) The reconciliation of operating costs per the consolidated statements of operations to the comparable hotel expenses is as follows (in millions):

	Quarter Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Operating expenses per the consolidated statements of operations	$175.7	$176.6	$735.2	$739.1
Non-comparable hotel expenses	(20.0)	(26.1)	(113.3)	(119.3)
General and administrative, corporate	(4.5)	(3.2)	(14.2)	(11.9)
Depreciation and amortization	(23.8)	(24.7)	(99.4)	(96.2)
Loss on asset impairments	(2.3)	(0.6)	(5.0)	(27.3)

Comparable hotel expenses	$125.1	$122.0	$503.3	$484.4

(f) The reconciliation of comparable hotel operating income to operating profit (loss) per the consolidated statements of operations is as follows (in thousands):

Comparable hotel operating income	$30,176	$27,652	$127,351	$126,752
Non-comparable results, net (g)	4,863	2,453	30,185	20,952
Office rental, parking and other revenue	966	2,427	5,032	6,276
General and administrative, corporate	(4,548)	(3,191)	(14,215)	(11,913)
Depreciation and amortization	(23,794)	(24,704)	(99,431)	(96,196)
Loss on asset impairments	(2,315)	(630)	(4,974)	(27,334)
Equity in income of and interest earned from unconsolidated affiliates	8,347	(24,048)	13,147	(17,631)

Operating Profit (Loss)	$13,695	$(20,041)	$57,095	$906

(g)    Non-comparable results, net represent all revenues and expenses, other than those of our comparable hotels, and specific revenues and expenses identified above: office rental, parking and other revenue; general and administrative, corporate; depreciation and amortization; loss on asset impairments and equity in income of and interest earned from unconsolidated affiliates.

MeriStar Hospitality Corporation

December 31, 2004

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share amounts)

	December 31, 2004	December 31, 2003
ASSETS
Property and equipment	$2,581,720	$2,481,752
Accumulated depreciation	(506,632)	(446,032)

	2,075,088	2,035,720

Assets held for sale	—	51,169
Investment in and advances to unconsolidated affiliates	84,528	33,177
Prepaid expenses and other assets	34,533	47,934
Insurance claim receivable	76,056	—
Accounts receivable, net of allowance for doubtful accounts of $691 and $2,040	33,719	46,532
Restricted cash	58,413	42,523
Cash and cash equivalents – unrestricted	60,540	230,884

	$2,422,877	$2,487,939

LIABILITIES AND STOCKHOLDERS’ EQUITY
Long-term debt	$1,573,276	$1,638,028
Accounts payable and accrued expenses	75,999	83,458
Accrued interest	41,165	46,813
Due to Interstate Hotels & Resorts	21,799	16,411
Other liabilities	11,553	11,831

Total liabilities	1,723,792	1,796,541

Minority interests	14,053	37,785

Stockholders’ equity:
Common stock, par value $0.01 per share Authorized- 100,000 shares Issued – 89,739 and 69,135 shares	897	691
Additional paid-in capital	1,465,658	1,338,959
Accumulated deficit	(738,393)	(642,094)
Accumulated other comprehensive loss	—	(977)
Common stock held in treasury – 2,372 and 2,345 shares	(43,130)	(42,966)

Total stockholders’ equity	685,032	653,613

	$2,422,877	$2,487,939

MeriStar Hospitality Corporation

December 31, 2004

PORTFOLIO DATA

Portfolio Distribution at December 31, 2004 (a)

Market	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
Washington DC Metro	11	2,478	12.5%	18.4%
Southwest Florida	6	1,026	5.2%	7.4%
Southern California	4	1,519	7.6%	9.7%
New Jersey	4	1,120	5.6%	6.8%
Orlando	3	1,545	7.8%	5.2%
Northern California	3	968	4.9%	5.3%
Tampa/Clearwater	2	922	4.6%	3.9%
Chicago	2	857	4.3%	4.0%
Colorado	2	736	3.7%	2.4%
Atlanta	2	650	3.3%	3.1%
Dallas	2	598	3.0%	2.2%
Houston	2	597	3.0%	3.3%
All other markets	28	6,859	34.5%	28.3%
Total Markets	71	19,875	100.0%	100.0%

Region	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
South Atlantic	19	5,441	27.5%	24.8%
Middle Atlantic	17	4,084	20.5%	27.9%
South Central	11	3,281	16.5%	14.7%
Pacific	10	3,282	16.5%	18.6%
North Central	7	1,789	9.0%	7.2%
Mountain	6	1,798	9.0%	6.1%
New England	1	200	1.0%	0.7%
Total Regions	71	19,875	100.0%	100.0%

Brand	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
Hilton
Hilton	16	4,442	22.4%	23.1%
Doubletree	8	2,664	13.4%	8.8%
Embassy Suites	3	728	3.7%	3.2%
Starwood
Sheraton	10	3,220	16.2%	16.7%
Westin	1	495	2.5%	2.5%
Marriott
Marriott	4	1,696	8.5%	10.0%
Courtyard by Marriott	3	587	3.0%	2.3%
Ritz-Carlton	1	366	1.8%	4.3%
Intercontinental
Holiday Inn	5	1,229	6.2%	4.2%
Crowne Plaza	3	972	4.9%	3.7%

Independent	8	1,242	6.2%	10.2%
Radisson	5	1,337	6.7%	6.4%
Other	4	897	4.5%	4.6%
Total Brands	71	19,875	100.0%	100.0%

Location	Hotels	Rooms	% of Total Rooms	% of 2004 YTD Revenue
Urban	20	5,299	26.7%	32.3%
Resort	14	4,018	20.2%	19.4%
Airport	13	4,236	21.3%	18.9%
Suburban	24	6,322	31.8%	29.4%
Total Locations	71	19,875	100.0%	100.0%

(a)	Portfolio data includes all hotels owned less two planned for disposition as of December 31, 2004.

MeriStar Hospitality Corporation

December 31, 2004

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable hotels, same store basis (a)

			4th Quarter 2004			4th Quarter 2003			Percent Change in RevPAR
Market	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro (b)	10	2,112	$129.78	68.1%	$88.34	$116.40	67.8%	$78.92	11.9%
New Jersey	4	1,120	$129.71	58.7%	$76.08	$119.30	59.6%	$71.14	6.9%
Southern California (b)	3	1,034	$110.68	69.9%	$77.40	$105.50	69.0%	$72.75	6.4%
Northern California	3	968	$115.05	68.4%	$78.68	$104.03	72.5%	$75.44	4.3%
Orlando (c)	2	1,231	$75.99	70.2%	$53.34	$68.20	69.7%	$47.53	12.2%
Chicago	2	857	$116.99	60.7%	$71.06	$101.29	65.5%	$66.31	7.2%
Colorado	2	736	$83.18	46.4%	$38.61	$76.30	54.0%	$41.21	-6.3%
Atlanta	2	650	$88.28	71.1%	$62.79	$80.26	77.4%	$62.10	1.1%
Dallas	2	598	$88.19	54.5%	$48.10	$75.67	55.9%	$42.26	13.8%
Houston	2	597	$106.15	63.4%	$67.31	$104.56	66.5%	$69.53	-3.2%
Tampa/Clearwater (c)	1	496	$76.49	59.7%	$45.67	$69.30	61.5%	$42.62	7.2%
All other markets	27	6,563	$91.91	62.9%	$57.77	$87.65	63.8%	$55.91	3.3%

All Markets	60	16,962	$101.64	63.6%	$64.62	$93.66	65.2%	$61.06	5.8%

			4th Quarter 2004			4th Quarter 2003			Percent Change in RevPAR
Region	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Middle Atlantic (b)	16	3,718	$129.46	65.6%	$84.91	$118.31	65.1%	$77.06	10.2%
South Central	11	3,281	$94.26	61.3%	$57.80	$89.98	60.6%	$54.51	6.0%
South Atlantic (c)	10	3,379	$83.86	67.6%	$56.73	$76.48	69.8%	$53.41	6.2%
Pacific (b)	9	2,797	$110.75	64.9%	$71.90	$102.46	66.9%	$68.55	4.9%
North Central	7	1,789	$98.72	59.4%	$58.66	$90.49	63.0%	$56.99	2.9%
Mountain	6	1,798	$77.61	57.5%	$44.66	$75.30	62.4%	$47.02	-5.0%
New England	1	200	$81.14	72.3%	$58.68	$68.73	83.6%	$57.49	2.1%

All Regions	60	16,962	$101.64	63.6%	$64.62	$93.66	65.2%	$61.06	5.8%

			4th Quarter 2004			4th Quarter 2003			Percent Change in RevPAR
Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Urban (b)	19	4,933	$117.53	68.6%	$80.61	$108.93	69.8%	$76.06	6.0%
Resort (c)	5	1,956	$85.39	67.1%	$57.26	$77.69	69.0%	$53.63	6.8%
Airport (b)	12	3,751	$87.56	64.6%	$56.56	$79.09	67.8%	$53.59	5.5%
Suburban	24	6,322	$101.50	58.1%	$59.00	$95.25	58.9%	$56.07	5.2%

All Locations	60	16,962	$101.64	63.6%	$64.62	$93.66	65.2%	$61.06	5.8%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.
(b)	Excludes hotels acquired during the second quarter.
(c)	Excludes hotels significantly affected by the hurricanes in Florida during the third quarter.

MeriStar Hospitality Corporation

December 31, 2004

DETAILED OPERATING STATISTICS BY MARKET, REGION AND LOCATION

Comparable hotels, same store basis (a)

			December 2004 YTD			December 2003 YTD			Percent Change in RevPAR
Market	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Washington DC Metro (b)	10	2,112	$126.05	75.1%	$94.67	$115.87	71.4%	$82.76	14.4%
New Jersey	4	1,120	$128.28	61.7%	$79.16	$121.71	60.4%	$73.46	7.8%
Southern California (b)	3	1,034	$109.97	76.1%	$83.70	$106.58	70.4%	$74.98	11.6%
Northern California	3	968	$117.68	75.7%	$89.12	$111.52	75.6%	$84.32	5.7%
Orlando (c)	2	1,231	$76.24	74.9%	$57.10	$70.75	74.3%	$52.59	8.6%
Chicago	2	857	$103.20	67.4%	$69.58	$101.10	68.2%	$68.95	0.9%
Colorado	2	736	$82.51	59.6%	$49.20	$77.44	62.5%	$48.39	1.7%
Atlanta	2	650	$83.97	78.7%	$66.07	$78.24	81.0%	$63.39	4.2%
Dallas	2	598	$88.48	59.5%	$52.62	$82.87	61.3%	$50.83	3.5%
Houston	2	597	$109.14	70.0%	$76.40	$105.23	69.7%	$73.39	4.1%
Tampa/Clearwater (c)	1	496	$72.47	66.2%	$47.98	$72.48	63.7%	$46.20	3.9%
All other markets	27	6,563	$92.63	67.8%	$62.80	$90.27	67.3%	$60.78	3.3%

All Markets	60	16,962	$100.28	69.6%	$69.81	$95.55	68.7%	$65.62	6.4%

			December 2004 YTD			December 2003 YTD			Percent Change in RevPAR
Region	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Middle Atlantic (b)	16	3,718	$126.24	71.2%	$89.86	$118.27	68.0%	$80.41	11.8%
South Central	11	3,281	$95.52	65.4%	$62.49	$92.67	64.6%	$59.91	4.3%
South Atlantic (c)	10	3,379	$83.75	72.8%	$60.98	$78.84	72.6%	$57.27	6.5%
Pacific (b)	9	2,797	$111.85	71.6%	$80.11	$107.71	69.9%	$75.30	6.4%
North Central	7	1,789	$92.22	67.2%	$62.00	$90.55	67.7%	$61.32	1.1%
Mountain	6	1,798	$77.78	66.5%	$51.72	$75.39	67.4%	$50.83	1.8%
New England	1	200	$76.94	77.2%	$59.39	$73.57	83.2%	$61.22	-3.0%

All Regions	60	16,962	$100.28	69.6%	$69.81	$95.55	68.7%	$65.62	6.4%

			December 2004 YTD			December 2003 YTD			Percent Change in RevPAR
Location	Hotels	Rooms	ADR	Occ%	RevPAR	ADR	Occ%	RevPAR
Urban (b)	19	4,933	$115.20	74.1%	$85.41	$110.32	71.7%	$79.13	7.9%
Resort (c)	5	1,956	$88.23	72.1%	$63.57	$82.83	72.1%	$59.76	6.4%
Airport (b)	12	3,751	$84.40	71.4%	$60.24	$80.46	71.0%	$57.11	5.5%
Suburban	24	6,322	$101.24	64.2%	$65.00	$96.98	63.9%	$61.93	5.0%

All Locations	60	16,962	$100.28	69.6%	$69.81	$95.55	68.7%	65.62	6.4%

(a)	See notes to financial information for discussion of comparable hotel operating results and statistics.
(b)	Excludes hotels acquired during the second quarter.
(c)	Excludes hotels significantly affected by the hurricanes in Florida during the third quarter.

MeriStar Hospitality Corporation

December 31, 2004

CAPITAL STRUCTURE

Total Enterprise Value

(In thousands, except per share information, ratios and percentages)

	As of December 31, 2004	As of December 31, 2003
Common shares outstanding, net	87,367	66,790
Operating partnership units	2,298	3,510

Combined shares and units	89,665	70,300
Common stock price at end of period	$8.35	$6.51

Common equity capitalization	$748,703	$457,653
Total debt	1,573,276	1,638,028
Total cash	(118,953)	(273,407)

Total enterprise value (TEV)	$2,203,026	$1,822,274

TEV per room	$108	$74
Rooms owned	20,319	24,733

Total Debt

Total debt as of December 31, 2004 and December 31, 2003 consisted of the following:

	Encumbered Hotels	Maturity	Interest Rate	December 31, 2004	December 31, 2003
Convertible Notes	—	2004	4.75%	$—	$3,705
Senior Subordinated Notes	—	2007	8.75%	33,976	82,768
Secured Revolver	6	2007	LIBOR + 450 bps	—	—
Senior Unsecured Notes	—	2008	9.00%	270,130	299,459
Senior Unsecured Notes	—	2009	10.50%	223,343	248,848
CMBS	19	2009	LIBOR + 444 bps	302,979	309,035
Convertible Notes	—	2010	9.50%	170,000	170,000
Senior Unsecured Notes	—	2011	9.13%	353,178	396,437
Mortgage Debt and other	3	Various	Various	125,051	27,011
CMBS	4	2013	6.88%	99,293	100,765

				1,577,950	1,638,028
Fair value adjustment for interest rate swap				(4,674)	—

	32			$1,573,276	$1,638,028

Average Maturity		5.01 years
Average Interest Rate			8.51%

MeriStar Hospitality Corporation

December 31, 2004

ACQUISITIONS AND DISPOSITIONS

For the period from December 31, 2003 through December 31, 2004

(Dollars in thousands)

Acquisitions

Property	Date Acquired	Rooms	Total Investment
The Ritz-Carlton, Pentagon City	May 10, 2004	366	$92,908
Marriott Irvine	June 25, 2004	485	93,540

Total Acquisitions		851	$186,448

Dispositions

Property	Date Disposed	Rooms	Total Gross Sales Price Per Quarter
Holiday Inn Select Bucks County	January 7, 2004	215
Ramada Plaza Meriden	January 7, 2004	150
Westin Morristown New Jersey	January 7, 2004	199
Sheraton Dallas Brookhollow	February 12, 2004	348
Ramada Plaza Shelton	February 26, 2004	155
Hilton Midland	February 27, 2004	249
Holiday Inn DFW Airport West	March 1, 2004	243
Crowne Plaza Phoenix	March 1, 2004	250
Hilton Hartford	March 8, 2004	388
Howard Johnson Resort Key Largo	March 26, 2004	100
Holiday Inn Colorado Springs Garden of Gods	March 31, 2004	200

Total Dispositions in First Quarter 2004		2,497	$74,075

Park Plaza Cleveland	April 28, 2004	237
Courtyard Century City	May 4, 2004	134
Park Plaza Arlington Heights	May 11, 2004	247
Sheraton Guildford	June 4, 2004	278

Total Dispositions in Second Quarter 2004		896	$30,798

Wyndham San Jose	July 8, 2004	355
Hilton Hotel Toledo	July 16, 2004	213
Holiday Inn Select DFW South	September 7, 2004	409

Total Dispositions in Third Quarter 2004		977	$14,450	*

Hilton Austin	November 16, 2004	320
Sheraton Houston	December 14, 2004	382
Safety Harbor Resort & Spa	December 17, 2004	189

Total Dispositions in Fourth Quarter 2004		891	$36,375

Total Dispositions Year-to-Date in 2004		5,261	$155,698	*

*	Does not include $11.1 million of debt release on Holiday Inn Select DFW South.

MeriStar Hospitality Corporation

December 31, 2004

FORECASTED RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS

(In millions, except per share amounts)

	Three Months Ending March 31, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:

Net loss (a)	$(19)	$(14)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	25	25
Minority interest to common OP unit holders	—	—

Funds from operations	$6	$11

Weighted average diluted shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share (a)	$0.07	$0.12

	Year Ending December 31, 2005
	Low-end of range	High-end of range
Forecasted Funds from Operations:

Net loss (a)	$(46)	$(40)
Adjustments to forecasted net loss:
Depreciation and amortization of real estate assets	98	98
Minority interest to common OP unit holders	(1)	(1)

Funds from operations	$51	$57

Weighted average number of shares of common stock and common OP units outstanding	90	90

Funds from operations per diluted share (a)	$0.57	$0.63

(a)	Forecasted net loss does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries; therefore, forecasted funds from operations is equivalent to forecasted adjusted funds from operations.

MeriStar Hospitality Corporation

December 31, 2004

FORECASTED RECONCILIATION OF NET LOSS TO EBITDA

(In millions)

	Three Months Ending March 31, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(19)	$(14)
Interest expense, net	33	33
Depreciation and amortization	26	26

EBITDA	40	45
Minority interest to common OP unit holders	—	—

Adjusted EBITDA	$40	$45

	Year Ending December 31, 2005
	Low-end of range	High-end of range
EBITDA and Adjusted EBITDA:
Net loss (a)	$(46)	$(40)
Interest expense, net	132	132
Depreciation and amortization	103	103

EBITDA	189	195

Minority interest to common OP unit holders	(1)	(1)

Adjusted EBITDA	$188	$194

(a)	Forecasted net loss does not include any possible future losses on asset impairments, gains or losses on the sale of assets, gains or losses on early extinguishment of debt, or gains or losses on property damage insurance recoveries.

MeriStar Hospitality Corporation

December 31, 2004

HOTEL PORTFOLIO LISTING

Hotel	Location	Guest Rooms
Arizona
Embassy Suites Tucson	Tucson	204
California
Courtyard by Marriott Marina Del Rey	Marina Del Rey	276
Crowne Plaza San Jose	San Jose	239
Doral Palm Springs	Palm Springs	285
Hilton Irvine	Irvine	289
Hilton Monterey	Monterey	204
Hilton Sacramento	Sacramento	331
Marina Hotel San Pedro	San Pedro	226
LA Marriott Downtown	Los Angeles	469
Marriott Irvine	Irvine	485
Sheraton Fisherman’s Wharf	San Francisco	525
Colorado
Embassy Suites Denver	Englewood	236
Sheraton Colorado Springs	Colorado Springs	500
Connecticut
Doubletree Hotel Bradley International Airport	Windsor Locks	200
Florida
Best Western Sanibel Island Resort	Sanibel Island	46
Doubletree Hotel Westshore	Tampa	496
Doubletree Universal	Orlando	742
Hilton Clearwater	Clearwater	426
Hilton Hotel Cocoa Beach	Cocoa Beach	296
Holiday Inn Fort Lauderdale Beach	Ft. Lauderdale	240
Holiday Inn Walt Disney World Village	Lake Buena Vista	314
Sanibel Inn	Sanibel Island	96
Seaside Inn	Sanibel Island	32
Sheraton Beach Resort Key Largo	Key Largo	200
Sheraton Safari Lake Buena Vista	Lake Buena Vista	489
Song of the Sea	Sanibel Island	30
South Seas Plantation Resort & Yacht Harbor	Captiva	579
Sundial Beach Resort	Sanibel Island	243
Georgia
Doubletree Atlanta	Atlanta	155
Westin Atlanta	Atlanta	495
Wyndham Marietta	Marietta	218
Illinois
Crowne Plaza Chicago O’Hare	Rosemont	507
Radisson Chicago	Chicago	350
Indiana
Doubletree Indianapolis	Indianapolis	137
Kentucky
Hilton Seelbach	Louisville	321
Radisson Lexington	Lexington	367
Louisiana
Hilton Lafayette	Lafayette	327
Holiday Inn Select New Orleans	Kenner	303
Hotel Maison de Ville	New Orleans	23
Maryland
Radisson Annapolis	Annapolis	219
Radisson Cross Keys	Baltimore	148
Sheraton Columbia	Columbia	287

MeriStar Hospitality Corporation

December 31, 2004

Hotel	Location	Guest Rooms
Michigan
Hilton Detroit	Romulus	151
Hilton Hotel Grand Rapids	Grand Rapids	224
New Jersey
Courtyard by Marriott Secaucus	Secaucus	165
Doral Forrestal	Princeton	290
Marriott Somerset	Somerset	440
Sheraton Crossroads Hotel Mahwah	Mahwah	225
New Mexico
Doubletree Albuquerque	Albuquerque	295
Wyndham Albuquerque Airport Hotel	Albuquerque	276
North Carolina
Courtyard by Marriott Durham	Durham	146
Hilton Hotel Durham	Durham	194
Sheraton Charlotte Airport	Charlotte	222
Oklahoma
Sheraton Oklahoma City	Oklahoma City	395
Pennsylvania
Embassy Suites Philadelphia	Philadelphia	288
Sheraton Great Valley	Frazer	198
Texas
Doubletree Austin	Austin	350
Doubletree Hotel Dallas Galleria	Dallas	289
Hilton Arlington	Arlington	309
Hilton Houston Westchase	Houston	295
Marriott West Loop Houston	Houston	302
Utah
Hilton Salt Lake City Airport	Salt Lake City	287
Virginia
Hilton Arlington	Arlington	209
Hilton Crystal City	Arlington	386
Holiday Inn Historic District Alexandria	Alexandria	178
Radisson Old Town Alexandria	Alexandria	253
The Ritz-Carlton, Pentagon City	Arlington	366
Washington
Sheraton Bellevue	Bellevue	179
Washington, D.C.
Georgetown Inn	Washington, D.C.	96
Hilton Embassy Row	Washington, D.C.	193
Latham Georgetown	Washington, D.C.	143
Wisconsin
Crowne Plaza Madison	Madison	226
Holiday Inn Madison	Madison	194

Total Rooms		20,319

MeriStar Hospitality Corporation

December 31, 2004

NOTES TO FINANCIAL INFORMATION

Funds From Operations

Substantially all of our non-current assets consist of real estate, and, in accordance with accounting principles generally accepted in the United States, or GAAP, those assets are subject to straight-line depreciation, which reflects the assumption that the value of real estate assets, other than land, will decline ratably over time. That assumption is often not true with respect to the actual market values of real estate assets (and, in particular, hotels), which fluctuate based on economic, market and other conditions. As a result, management and many industry investors believe the presentation of GAAP operating measures for real estate companies to be more informative and useful when other measures, adjusted for depreciation and amortization, are also presented.

In an effort to address these concerns, the National Association of Real Estate Investment Trusts, or NAREIT, adopted a definition of Funds From Operations, or FFO. NAREIT defines FFO as net income (computed in accordance with GAAP) excluding gains or losses from sales of real estate, real estate-related depreciation and amortization, and after comparable adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. Extraordinary items and cumulative effect of changes in accounting principles as defined by GAAP are also excluded from the calculation of FFO. As defined by NAREIT, FFO also does not include reductions from asset impairment charges. The SEC, however, recommends that FFO include the effect of asset impairment charges, which is the presentation we have adopted for all historical presentations of FFO. We believe FFO is an indicative measure of our operating performance due to the significance of our hotel real estate assets and provides beneficial information to investors.

Adjusted FFO represents FFO excluding the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs and, in accordance with the NAREIT definition of FFO, asset impairment charges. We exclude the effects of gains or losses on early extinguishments of debt, write-offs of deferred financing costs and asset impairment charges because we believe that including them in Adjusted FFO does not fully reflect the operating performance of our remaining assets. We believe Adjusted FFO is useful for the same reasons we believe that FFO is useful, but we also believe that Adjusted FFO enables us and the investor to consider our operating performance without considering the items we exclude from our definition of Adjusted FFO, which have no cash effect in the periods considered.

Consolidated Earnings Before Interest, Income Taxes, Depreciation and Amortization

EBITDA represents consolidated earnings before interest, income taxes, depreciation and amortization and includes operations from the assets included in discontinued operations. We further adjust EBITDA for the effect of capital market transactions that would result in a gain or loss on early extinguishments of debt, as well as the earnings effect of asset dispositions and any impairment assessments, resulting in the measure that we refer to as “Adjusted EBITDA.” We exclude the effect of gains or losses on early extinguishments of debt as well as the earnings effect of asset dispositions and impairment assessments because we believe that including them in Adjusted EBITDA does not fully reflect the operating performance of our remaining assets.

We also believe Adjusted EBITDA provides useful information to investors regarding our financial condition and results of operations because Adjusted EBITDA is useful in evaluating our operating performance. Furthermore, we use Adjusted EBITDA to provide a measure of performance that can be isolated on an asset by asset basis to determine overall property performance. We believe that the rating agencies and a number of our lenders also use Adjusted EBITDA for those purposes. We also use Adjusted EBITDA as one measure in determining the value of acquisitions and dispositions.

MeriStar Hospitality Corporation

December 31, 2004

Comparable Hotel Operating Results and Statistics

We present certain operating statistics (i.e., RevPAR, ADR and average occupancy) and operating results (revenues, expenses and operating profit) for the periods included in this report on a comparable hotel basis as supplemental information for investors. We define our comparable hotels as properties (i) that are owned by us and the operations of which are included in our consolidated results for the entirety of the reporting periods being compared, (ii) that have not sustained substantial property damage during the reporting periods being compared, and (iii) that are not planned for disposition as of the end of the period. Of the 73 hotels that we owned as of December 31, 2004, 60 have been classified as comparable hotels. The operating results of nine hotels significantly affected by the hurricanes in Florida in August and September 2004, two hotels planned for disposition, and the two hotels acquired in 2004, that we owned as of December 31, 2004 are excluded from comparable hotel results for these periods. In addition, the operating statistics for the quarter and year ended December 31, 2004 exclude room nights that were out of service during the periods due to renovations and the impact of the Florida hurricanes at our 60 comparable hotels.

We present these comparable hotel operating results by eliminating corporate-level revenues and expenses, as well as depreciation and amortization and loss on asset impairments. We eliminate corporate-level revenues and expenses to arrive at property-level results because we believe property-level results provide investors with supplemental information into the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization because, even though depreciation and amortization are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes over time. Because real estate values have historically risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We eliminate loss on asset impairments because these non-cash expenses are primarily related to our non-comparable properties, and do not reflect the operating performance of our comparable assets.

As a result of the elimination of corporate-level costs and expenses and depreciation and amortization, the comparable hotel operating results we present do not represent our total revenues, expenses or operating profit and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent that they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance.

We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors, such as the effect of acquisitions or dispositions. While management believes that presentation of comparable hotel results is a “same store” supplemental measure that provides useful information in evaluating the ongoing performance of the Company, this measure is not used to allocate resources or to assess the operating performance of each of these hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results. For these reasons, we believe that comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management.

Equity Compensation Adjustment

Our 2004 results included a credit of $4.0 million for the reversal of compensation expense recorded in prior periods related to the termination of an equity linked compensation plan. During July 2004, our Board of Directors authorized the dissolution of the equity compensation plan, and consequently, we had expected that the majority of this income would be recognized in the third and fourth quarters of 2004 upon the dissolution. In resolving issues related to the plan, it was determined that the plan should appropriately be accounted for as a variable plan, rather than as a fixed plan, and as a result, we recognized this adjustment in the third quarter of 2004.

MeriStar Hospitality Corporation

December 31, 2004

The $4.0 million adjustment relates to the 2000, 2001, 2002 and 2003 fiscal years. Because this adjustment is a one-time compensation expense reduction, our 2004 compensation expense and results are not fully comparable to our 2003 compensation expense and results. This adjustment is included in the “General and administrative, corporate” line in our Consolidated Statements of Operations. Had variable accounting been applied from grant date, our net loss would have been $100.3 million ($(1.19) per dilutive share) for the year ended December 31, 2004. This adjustment had no impact to fourth quarter 2004 results.